UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2008
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)      On September 26, 2008, GameTech International, Inc. (the “Company”) announced the appointment of Timothy J. Minard as SeniorVice-President of Sales and Marketing for the Company, effective September 23, 2008. Pursuant to the terms of his offer letter, finalized on September 29, 2008, Mr. Minard will receive an annual salary of $207,600 for the overall organization and management of the Company’s sales and marketing activities, will participate in a performance based commission sales bonus program to be determined and will receive a stock option grant of 100,000 shares with 50% or 50,000 shares vesting after two years and the other 50% or 50,000 shares vesting at the end of four years..  The offer letter and press release are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated by reference herein. The descriptions of the offer letter and press release are qualified in their entirety by reference to such Exhibits.

     Prior to joining the Company, Mr. Minard, 37, was the Executive Vice-President of Sales for Cadillac Jack, Inc., software technology manufacturer and supplier of amusement and gaming equipment worldwide. Mr. Minard served as Chief Financial Officer and Assistant Secretary for Cadillac Jack, Inc. from 2004 to 2007.  From 2002 to 2003 Mr. Minard served as President of and Advisor to the Board of Directors for E-Source Inc., a training and development out-sourcing firm focusing on Fortune 1000 companies and government entities. From 2000 to 2002 Mr. Minard was Chief Executive Officer for TradeUps Inc. (Market Velocity Inc.) a leader in disposition change management software and systems, providing comprehensive technology and services to facilitate and completely manage the optimal disposition of secondary market assets. From 1996 to 2000 Mr. Minard was Executive Vice President of Product Development/Marketing for Staffing Concepts International, one of the largest privately held HR out-sourcing firms of its kind with approximately $450M in revenue. From 1992 to 1996 Mr. Minard served as the Vice President of Sales for Information Solutions, Inc. a computer-aided design and engineering reseller and consulting firm.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Offer letter by GameTech International, Inc. to Timothy J. Minard.

99.1	Press release issued by GameTech International, Inc., dated September 26, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Jay Meilstrup
Jay Meilstrup
President and CEO

Date: October 1, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offer letter entered into by GameTech International, Inc. and Timothy J. Minard.

99.1	Press release issued by GameTech International, Inc. dated September 26, 2008.